UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 5, 2024
Date of Report (Date of earliest event reported)

ICC Holdings, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-681903	81-3359409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

225 20th Street, Rock Island, Illinois		61201
(Address of principal executive offices)		(Zip Code)

(309) 793-1700 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ICCH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Table of Contents

Item 2.02     Results of Operations and Financial Condition.

On March 5, 2024, ICC Holdings, Inc. issued a press release containing financial information regarding its results of operations and financial condition for the period ended December 31, 2023. A copy of the press release is furnished as part of this Current Report on Form 8-K and is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d)Exhibits:

99.1	Press release, dated March 5, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Table of Contents

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICC HOLDINGS, INC.

Dated: March 5, 2024

	By:	/s/ Arron K. Sutherland
Arron K. Sutherland
President, Chief Executive Officer and Director